SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 23, 2005 (February 17, 2005)

Illini Corporation

(Exact name of registrant as specified in its charter)

Illinois

(State or other jurisdiction of incorporation)

0-13343	37-1135429
(Commission File Number)	(IRS Employer Identification No.)

3200 West Iles Avenue Springfield, Illinois	62707

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(217) 787-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES
SIGNATURES

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     On February 17, 2005, Illini Corporation (the “Corporation”) closed on the sale of 126,500 shares of common stock, $0.01 par value, of the Corporation to a limited number of accredited investors pursuant to Regulation D of the Securities Act of 1933, as amended. Gross proceeds of the offering were $4,174,500, based on the $33.00 per share purchase price. Howe Barnes Investments, Inc. served as placement agent in connection with the transaction and received a fee equal to 3% of the gross proceeds.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLINI CORPORATION (Registrant)
By:	/s/Gaylon E. Martin
Gaylon E. Martin, President and Chief
Executive Officer

Dated: February 23, 2005